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                            MFS(R) MID CAP VALUE FUND

                      Supplement to the Current Prospectus

     Effective May 1, 2000, the Principal Investment Policies of the Fund are hereby restated as follows:

     The fund invests, under normal market conditions, at least 65% of its total assets in common stocks and related securities, such as preferred stocks, convertible securities and depositary receipts for those securities, of companies with medium market capitalizations which MFS believes are undervalued in the market relative to their long term potential.

     Medium market capitalization companies are defined by the fund as companies with market capitalizations equaling or exceeding $250 million but not exceeding the top of the Russell MidcapTM Growth Index range at the time of the fund's investment. This Index is a widely recognized, unmanaged index of mid-cap common stock prices. Companies whose market capitalizations fall below $250 million or exceed the top of the Russell Midcap TM Growth Index range after purchase continue to be considered medium-capitalization companies for purposes of the fund's 65% investment policy. As of March 31, 1999, the top of the Russell Midcap TM Growth Index range was $31 billion. The fund's investments may include securities listed on a securities exchange or traded in the over-the-counter markets.

     MFS uses a bottom-up, as opposed to a top-down, investment style in managing the equity-oriented funds (such as the fund) it advises. This means that securities are selected based upon fundamental analysis performed by the fund's portfolio manager and MFS' large group of equity research analysts.

     Consistent with its principal investment strategies described above, the fund may invest in foreign securities (including emerging markets securities), through which it may have exposure to foreign currencies.

                   The date of this supplement is May 1, 2000.